Exhibit 99.1

Debtor:                                                        ACCRUAL BASIS - 1

Case No.:

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending DECEMBER, 1999

================================================================================

                                          Document    Previously   Explanation
Required Attachments:                     Attached    Submitted     Attached

1. Tax Receipts                             |X|          |_|          |_|

2. Bank Statements                          |X|          |_|          |_|

3. Most recently filed
   Income Tax Return                        |_|          |X|          |_|

4. Most recent Annual Financial
   Statements prepared by accountant        |_|          |X|          |_|

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 8) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:                         Getzler & Co., Inc.

/s/ Brian Mittman                             Consultant to Unitel Video
---------------------------------------    -------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                             TITLE


BRIAN MITTMAN                                            2/29/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:

/s/ Sandra Brethower                                    Accountant
---------------------------------------    -------------------------------------
SIGNATURE OF PREPARER                                      TITLE

Sandra Brethower                                          2/29/00
--------------------------------------     -------------------------------------
PRINTED NAME OF PREPARER                                   DATE

         All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

--------------------------------------------------------------------------------
                                INCOME STATEMENT

                                                                            ========================================================
                                                                               Sep-99        Oct-99         Nov-99         Dec-99
====================================================================================================================================
Revenues                                                                    $ 2,365,691   $ 2,134,301    $ 1,907,497    $ 1,617,218
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Cost of Sales
------------------------------------------------------------------------------------------------------------------------------------
          Rent                                                              $   148,817   $   151,527    $   151,096    $   157,126
------------------------------------------------------------------------------------------------------------------------------------
          Payroll                                                           $   354,647   $   422,958    $   336,332    $   473,707
------------------------------------------------------------------------------------------------------------------------------------
          Equipment leases                                                  $    35,726   $    23,144    $    23,144    $    28,909
------------------------------------------------------------------------------------------------------------------------------------
          Other COGS                                                        $   538,898   $   641,690    $   447,481    $   347,907
------------------------------------------------------------------------------------------------------------------------------------
          Total COGS                                                        $ 1,078,088   $ 1,239,319    $   958,053    $ 1,007,649
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------
          Officer/insider compensation                                      $    74,173   $    72,250    $    54,875    $    75,952
------------------------------------------------------------------------------------------------------------------------------------
          Overhead payroll                                                  $    76,799   $    52,397    $    46,904    $    67,379
------------------------------------------------------------------------------------------------------------------------------------
          Insurance                                                         $     6,726   $    10,216    $    89,953    $     6,726
------------------------------------------------------------------------------------------------------------------------------------
          Other SG&A                                                        $    84,473   $    82,651    $    57,962    $    47,444
------------------------------------------------------------------------------------------------------------------------------------
          Total Operating Expenses                                          $   242,171   $   217,514    $   249,694    $   197,501
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Gain on sale of equipment                                                   $    25,000   $        --    $        --    $(3,083,631)
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Depreciation & Amortization                                                 $   428,747   $   428,352    $   420,715    $   434,582
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Interest expense                                                            $   287,112   $   283,060    $   277,175    $   319,822
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Reorganization expenses
------------------------------------------------------------------------------------------------------------------------------------
          Professional fees (Kaye Scholer, Getzler, Heller, Houlihan-L)     $   252,832   $   321,233    $   312,921    $   266,452
------------------------------------------------------------------------------------------------------------------------------------
          U.S. Trustee fees                                                 $     1,000
------------------------------------------------------------------------------------------------------------------------------------
          Total Reorganization Expenses                                     $   253,832   $   321,233    $   312,921    $   266,452
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Net Profit (loss)                                                           $   100,741   $  (355,177)   $  (311,061)   $(3,692,419)
====================================================================================================================================

Notes:

Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion Interest expense includes many equipment leases

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
                                 BALANCE SHEET
================================================================================

Cash                                                               $    136,333
Net accounts receivable                                            $  2,676,761
Prepaid corporate tax & expenses, deferred tax asset               $    559,031
--------------------------------------------------------------------------------
Total Current Assets                                               $  3,372,125
--------------------------------------------------------------------------------

PP&E                                                               $ 79,597,826
Accumulated depreciation                                           $ 45,190,303
--------------------------------------------------------------------------------
Net PP&E                                                           $ 34,407,523
--------------------------------------------------------------------------------

Deferred taxes                                                     $  2,157,058

Other Assets                                                       $  1,969,058

Goodwill                                                           $  1,398,743

================================================================================
Total Assets                                                       $ 43,304,507
================================================================================

Prepetition accounts payable                                       $  7,274,664
Postpetition accounts payable                                      $    573,219
Accrued expenses                                                   $  3,443,615
Payroll & related expense                                          $    753,089
Current maturity of secured long-term debt                         $ 19,788,655
Current maturity of unsecured long-term debt                       $  1,380,726
--------------------------------------------------------------------------------
Total current liabilities                                          $ 33,213,968
--------------------------------------------------------------------------------

Secured long-term debt                                             $ 13,573,624
Unsecured long-term debt                                           $    947,081
Accrued retirement expense                                         $    917,276
--------------------------------------------------------------------------------
Long-term liabilities                                              $ 15,437,981
--------------------------------------------------------------------------------

Common stock                                                       $     26,755
Add'l paid-in capital                                              $ 27,286,352
Treasury stock                                                     $ (7,645,089)
Retained earnings                                                  $(20,851,417)
YTD Income/loss                                                    $ (4,164,044)
--------------------------------------------------------------------------------
Total stockholders' equity                                         $ (5,347,443)
--------------------------------------------------------------------------------

================================================================================
Total liabilities & stockholders' equity                           $ 43,304,506
================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

====================================================================================================================================
    CASH RECEIPTS AND                                                                                                 December
    DISBURSEMENTS                                    Payroll           NY             Mobile          Petty Cash        Total
====================================================================================================================================
  1 Cash-Beginning of Month                      $   14,162.00    $   41,169.00    $   31,152.00    $   53,508.00    $  139,991.00

    RECEIPTS
  2 Cash Sales                                                    $    5,000.00                                      $    5,000.00
  3 Accounts Receivable Collections                                                                                  $          --
  4 Loans & Advances                             $          --    $1,431,875.00    $  189,984.00    $          --    $1,621,859.00
  5 Sale of Assets                                                $1,070,924.00                                      $1,070,924.00
  6 Lease & Rental Income                                                                                            $          --
  7 Wages                                                                                                            $          --
  8 Other-Transfers between accounts             $  636,594.00    $ (636,594.00)   $  (13,362.00)   $   13,362.00    $          --

  9 Total Receipts(Total Lines 2-8)              $  636,594.00    $1,871,205.00    $  176,622.00    $   13,362.00    $2,697,783.00

    DISBURSEMENTS
 10 Net Payroll                                  $  397,559.00    $          --                                      $  397,559.00
 11 Payroll Taxes                                $  196,992.00    $          --                                      $  196,992.00
 12 Sales, Use & Other Taxes Paid                $      247.00    $   10,346.00                                      $   10,593.00
 13 Inventory Purchases                                           $          --                                      $          --
 14 Mortgage Payments                                             $          --                                      $          --
 15 Other Secured Note Payments                                   $1,000,000.00                                      $1,000,000.00
 16 Rental & Lease Payments                                       $  160,375.00    $   22,860.00                     $  183,235.00
 17 Utilities                                                     $   83,475.00    $   26,977.00                     $  110,452.00
 18 Insurance                                    $   30,827.00    $   91,827.00    $      977.00                     $  123,631.00
 19 Vehicles Expenses                                             $          --                                      $          --
 20 Travel                                                        $    1,253.00    $    4,560.00                     $    5,813.00
 21 Entertainment                                                 $    1,543.00                                      $    1,543.00
 22 Repairs & Maintenance                                         $   60,557.00    $    2,444.00                     $   63,001.00
 23 Supplies                                                      $    3,623.00    $    1,205.00                     $    4,828.00
 24 Advertising                                                                                                      $          --
 25 Household Expenses                                                                                               $          --
 26 Charitable Contributions                                                                                         $          --
 27 Gifts                                                                                                            $          --
 28 Other (Attach List)                          $   26,863.00    $   72,996.00    $  129,817.00    $   22,069.00    $  251,745.00

 29 Total Lines 10-28                            $  652,488.00    $1,485,995.00    $  188,840.00    $   22,069.00    $2,349,392.00
    REORGANIZATION EXPENSES
 30 Professional Fees-KS,Getzler                                  $  340,597.00                                      $  340,597.00
 31 U.S. Trustee Fees                                             $          --                                      $          --
 32 Other - Bankruptcy Services                                   $   11,452.00                                      $   11,452.00

 33 Total Lines 30-32                            $          --    $  352,049.00    $          --    $          --    $  352,049.00

 34 Total Disbursements (Line 29-33)             $  652,488.00    $1,838,044.00    $  188,840.00    $   22,069.00    $2,701,441.00

 35 Net Cash Flow (Line 9- Line 34)              $  (15,894.00)   $   33,161.00    $  (12,218.00)   $   (8,707.00)   $   (3,658.00)

 36 Cash-End of Month (Line 1 + Line 35)         $   (1,732.00)   $   74,330.00    $   18,934.00    $   44,801.00    $  136,333.00

====================================================================================================================================
 28 OTHER CASH DISBURSEMENTS
                                                     Payroll           NY             Mobile          Petty Cash        Total
====================================================================================================================================
    Security                                                      $   35,136.00    $          --                     $   35,136.00
    Utility Deposits                                              $          --    $          --                     $          --
    Equipmement Rental                                            $    2,439.00    $   28,060.00                     $   30,499.00
    Shipping, Postage & Messenger                                 $    2,450.00    $    7,811.00                     $   10,261.00
    Bank Charges                                                  $      228.00    $       60.00                     $      288.00
    Freelancers                                                   $   11,990.00    $    8,849.00                     $   20,839.00
    401K                                         $   26,586.00                                                       $   26,586.00
    Union Dues                                   $      277.00                     $      663.00                     $      940.00
    Perdiems, Airfare, Hotels                                                      $   39,089.00    $   22,069.00    $   61,158.00
    Equipment R&M, Truck Rentals, Fuel                            $   10,978.00    $   35,128.00                     $   46,106.00
    Miscellaneous                                                 $    9,775.00    $   10,157.00    $          --    $   19,932.00

    Total Other Cash Disbursements               $   26,863.00    $   72,996.00    $  129,817.00    $   22,069.00    $  251,745.00
====================================================================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
                            UNITEL OPERATING ACCOUNT
================================================================================

                              see attached exhibit

================================================================================

================================================================================
                            MELLON OPERATING ACCOUNT
================================================================================

                              see attached exhibit

================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Closed
    BANK RECONCILIATIONS                        Account #1   Account #2       Account #3       Account #4
------------------------------------------------------------------------------------------------------------------------------------
    A  BANK:                                      Fleet         Fleet           Mellon           Fleet
    B  ACCOUNT NUMBER:                         9417-544821   9415-859803       038-5545       9417-549227
    C  PURPOSE (TYPE)                            Payroll         A/P             A/P           Petty Cash
    -
  1 Balance per Bank Statement                   $38,341      $174,744         $108,287            $0
  2 Total Deposits Not Credited
  3 Outstanding Checks                           $38,044      $100,414         $89,363
  4 +/- Other reconciling items (Attach List)    -$2,029         $0              $10
  5 Month end balance per books                  -$1,732       $74,330         $18,934             $0

  6 Number of last check written                   1627         8526            41537

------------------------------------------------------------------------------------------------------------------------------------
                                                  Closed       Closed
    BANK RECONCILIATIONS                        Account #5   Account #6       Account #7       Account #8         Account #9
------------------------------------------------------------------------------------------------------------------------------------
    A  BANK:                                   Wells Fargo   Wells Fargo                       Union BOC           PNC Bank
    B  ACCOUNT NUMBER:                         4159-405224   0290-519198       Imprest         0720089084        10-0959-6087
    C  PURPOSE (TYPE)                            Payroll         A/P          Petty Cash          A/P                A/P
    -
  1 Balance per Bank Statement                      $0           $0               $0             $3,867            $20,999
  2 Total Deposits Not Credited                     $0           $0               $0               $0                 $0
  3 Outstanding Checks                                                                             $0               $6,698
  4 +/- Other reconciling items (Attach List)                                  $15,000          $11,133               $0
  5 Month end balance per books                     $0           $0            $15,000          $15,000            $14,301

  6 Number of last check written


 11 INVESTMENT ACCOUNTS - NONE


 12 CURRENCY ON HAND                                                                                                 $500

 13 TOTAL CASH-END OF MONTH                                                                                        $136,333
====================================================================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
                        FLEET PAYROLL BANK RECONCILIATION
================================================================================

BALANCE PER BANK 12/31/99                                             $38,341.27

LESS O/S CHECKS                                                       $38,044.01

ADJUSTED BANK BALANCE                                                    $297.26


BOOK BALANCE 12/31/99                                                 -$1,731.82

DIFFERENCE                                                             $2,029.08


OUTSTANDING CHECK LIST:

          CK #        Amount

                 1079   $   571.97
                 1141   $ 1,305.76
                 1346   $   483.71
                 1461   $   249.32
                 1495   $   482.64
                 1522   $   917.13
                 1552   $   695.18
                 1579   $ 1,193.83
                 1580   $   917.13
                 1587   $   231.22
                 1591   $   544.90
                 1596   $   798.21
                 1597   $   729.68
                 1598   $   592.50
                 1599   $   609.61
                 1600   $   578.91
                 1601   $   829.29
                 1602   $   621.69
                 1603   $   552.11
                 1604   $   237.24
                 1605   $   438.43
                 1606   $   438.43
                 1607   $   232.40
                 1608   $   306.67
                 1609   $   438.43
                 1610   $   427.65
                 1611   $   227.86
                 1612   $   272.48
                 1613   $   581.88
                 1614   $   621.69
                 1615   $   731.00
                 1616   $   231.22
                 1617   $   669.99
                 1618   $   518.61
                 1619   $   511.37
                 1620   $   434.41
                 1621   $   774.46
                 1622   $   814.36
                 1623   $ 2,050.17
                 1625   $   294.31
                 1626   $   874.21
                 1627   $   473.36
                 6159   $    81.00
                 6164   $ 8,514.79
                 6165   $    81.00
                 6166   $ 1,744.39
                 6167   $   240.00
                 6168   $ 1,537.41
                 6169   $   340.00

          Total         $38,044.01
================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
ACCOUNTS RECEIVABLE AGING
================================================================================
          0-30 days old                                             $ 1,469,555
          31-60 days old                                            $   878,180
          61-90 days old                                            $    68,155
          91+ days old                                              $   425,643
          TOTAL ACCOUNTS RECEIVABLE                                 $ 2,841,533
          LESS RESERVE                                              $   164,771
          ACCOUNTS RECEIVABLE (NET)                                 $ 2,676,762
================================================================================

======================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
=======================================================================================================
                                          0-30 DAYS    31-60 DAYS   61-90 DAYS     91+ DAYS     TOTAL
=======================================================================================================
ACCOUNTS PAYABLE                          $ 263,063      $35,761     $14,251       $255,829   $ 568,904
=======================================================================================================

================================================================================
STATUS OF POSTPETITION TAXES

=======================================================================================================================
                                                           AMOUNT
                                           BEGINNING      WITHHELD/                          ENDING TAX      DELINQUENT
                                         TAX LIABILITY     ACCRUED         AMOUNT PAID       LIABILITY          TAXES
=======================================================================================================================
FEDERAL
=======================================================================================================================
Withholding                                               $   105,291      $   105,291      $        --
FICA - Employee                                           $    28,071      $    28,071      $        --
FICA - Employer                                           $    28,072      $    28,072      $        --
Unemployment                                              $       257      $       257      $        --
Income
Other
=======================================================================================================================
Total Federal Taxes                                       $   161,691      $   161,691      $        --
=======================================================================================================================
STATE & LOCAL
=======================================================================================================================
Withholding                                               $    29,971      $    29,971
Sales                                     $        76     $       711      $        47      $       740
Excise
Unemployment                                              $     2,592      $     2,592
Real Property                             $ 1,129,874     $    23,091      $    23,091      $   129,874
Personal Property
Commercial rent tax                                       $     9,663      $     9,663      $        --
=======================================================================================================================
TOTAL STATE AND LOCAL                                     $    66,028      $    65,364      $   130,614
=======================================================================================================================
TOTAL TAXES                                               $   227,719      $   227,055      $   130,614
=======================================================================================================================

================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
================================================================================

================================================================================
               INSIDERS
================================================================================
                                                                   Cumulative
NAME             Position     Type of Payment    Amount Paid     Unpaid Balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                       $        --
================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

====================================================================================================================================
                                     PROFESSIONALS
====================================================================================================================================
                          Type of            Date of Court Order          Amount
NAME                    Professional         Authorizing Payment         Approved         Amount Paid        Date of Payment
====================================================================================================================================
Bankruptcy services                                                                      $  11,452.00
Kaye Scholer            Legal                                                            $ 246,304.00
Getzler                 Crisis management                                                $  93,353.00

====================================================================================================================================

====================================================================================================================================
ADEQUATE PROTECTION PAYMENTS

====================================================================================================================================

                                   SCHEDULED MONTHLY
    NAME OF CREDITOR                  PAYMENTS DUE              AMOUNTS PAID DURING MONTH             TOTAL UNPAID POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns - mortgage                $111,000                         $111,000
------------------------------------------------------------------------------------------------------------------------------------
Heller - term loan                     $100,000                         $100,000
====================================================================================================================================

====================================================================================================================================
QUESTIONNAIRE
                                                                                                               YES           NO
====================================================================================================================================
1. Have any assets been sold or transferred outside the normal course of business this reporting period?        X*
------------------------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account?                                 X
------------------------------------------------------------------------------------------------------------------------------------
3. Are any postpetition receivables (accounts, notes or loans) due from related parties?                                     X
------------------------------------------------------------------------------------------------------------------------------------
4. Have any payments been made on prepetition liabilities this reporting period?                                             X
------------------------------------------------------------------------------------------------------------------------------------
5. Have any postpetition loans been received by the debtor from any party?                                      X*
------------------------------------------------------------------------------------------------------------------------------------
6. Are any postpetition payroll taxes past due?                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
7. Are any postpetition state or federal income taxes past due?                                                              X
------------------------------------------------------------------------------------------------------------------------------------
8. Are any postpetition real estate taxes past due?                                                                          X
------------------------------------------------------------------------------------------------------------------------------------
9. Are any other postpetition taxes past due?                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                    X
------------------------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                                                        X
------------------------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                                          X
====================================================================================================================================

* Pursuant to Bankruptcy Court

====================================================================================================================================
INSURANCE                                                                                                      YES           NO
====================================================================================================================================

1. Are worker's compensation, general liability and other necessary insurance coverages in effect?              X
------------------------------------------------------------------------------------------------------------------------------------
2. Are all premium payments paid current?                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
3. Please itemize policies below
====================================================================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

====================================================================================================================================
                                                   INSURANCE POLICIES
====================================================================================================================================
                TYPE OF INSURANCE                                   BROKER                                    PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability; Misc. Professional       ARC Excess & Surplus,                      $6,725 monthly through 3/00;
Liability; Pension Trust Fiduciary Liability             LLC - financing through AI Credit          expires 6/00
------------------------------------------------------------------------------------------------------------------------------------
Property Policy                                          FM Global -- financing through AFCO        Down payment -- $34,449;
                                                                                                    7 installments of $11,849
------------------------------------------------------------------------------------------------------------------------------------
General liability; auto disability; mobile liability;    SCS Agency                                 9 payments of $10,113
foreign liability; DICE; workers' comp & two                                                        commencing 12-3-99;
umbrella liability policies                                                                         disability through 10/00
------------------------------------------------------------------------------------------------------------------------------------
Travel accident                                          HG Enterprises                             Renewed through 11/00

====================================================================================================================================

=====================================================================================================
                                    PERSONNEL

=====================================================================================================
                                                                       FULL TIME            PART TIME
-----------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                       59                    33
-----------------------------------------------------------------------------------------------------
2. Number of employees hired during the period                             0                    17
-----------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period            1                     7
-----------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                  58                    43
=====================================================================================================

================================================================================
                                CHANGE OF ADDRESS

================================================================================
Mailing address has not changed

================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
                       FLEET OPERATING BANK RECONCILIATION
================================================================================
BALANCE PER BANK 12/31/99                                            $174,743.58

LESS O/S CHECKS                                                      $100,413.95

ADJUSTED BANK BALANCE                                                $ 74,329.63

BOOK BALANCE 12/31/99                                                $ 74,329.54

DIFFERENCE                                                           $      0.09

Oustanding Check List:

Ck #             Amount
    8318      $    104.20
    8132      $  8,741.22
    8206      $    474.00
    8297      $     17.94
    8316      $     50.00
    8397      $    472.40
    8404      $ 35,833.33
    8431      $    476.00
    8446      $    939.25
    8452      $  2,392.60
    8461      $     47.50
    8465      $  3,352.37
    8482      $    800.00
    8483      $  1,217.50
    8484      $    160.00
    8485      $  1,077.09
    8486      $  1,594.51
    8487      $    112.50
    8491      $     10.12
    8492      $    155.68
    8493      $    300.00
    8494      $     25.94
    8495      $    400.00
    8496      $  6,725.94
    8497      $    223.00
    8498      $  1,318.77
    8499      $    270.62
    8500      $    840.09
    8501      $    334.93
    8502      $    543.64
    8503      $     34.00
    8504      $    231.00
    8505      $    157.08
    8506      $    518.68
    8507      $  1,450.33
    8508      $    344.72
    8509      $     10.83
    8510      $  1,379.42
    8511      $    431.05
    8512      $    238.41
    8513      $    855.18
    8514      $     74.40
    8515      $     25.00
    8518      $  2,625.74
    8519      $     55.00
    8520      $    303.93
    8522      $    449.98
    8523      $     95.26
    8524      $    160.00
    8525      $ 11,849.50
    8526      $ 10,113.30
Total         $100,413.95
================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

================================================================================
                      MELLON OPERATING BANK RECONCILIATION
================================================================================

BALANCE PER BANK 12/31/99                                           $108,287.01

LESS O/S CHECKS                                                     $ 89,362.81

ADJUSTED BALANCE                                                    $ 18,924.20

BOOK BALANCE 12/31/99                                               $ 18,934.20

DIFFERENCE                                                          $    (10.00)

Ck #             Amount

   39264        $  2,105.00
   39329        $    251.32
   39654        $    105.60
   40597        $  1,199.70
   41361        $    261.91
   41450        $     83.25
   41462        $  2,654.08
   41476        $     47.32
   41478        $  5,564.00
   41494        $    210.48
   41495        $     61.35
   41499        $    649.49
   41503        $  3,285.00
   41481        $    275.00
   41506        $ 14,000.00
   41507        $     69.17
   41508        $     45.10
   41509        $     90.00
   41510        $    285.50
   41511        $    370.43
   41512        $     25.81
   41513        $    450.00
   41514        $    574.93
   41515        $     99.53
   41516        $  3,137.50
   41517        $  3,221.68
   41518        $    125.00
   41519        $    550.00
   41520        $     98.45
   41521        $      9.50
   41522        $     10.22
   41523        $     50.00
   41524        $    173.32
   41526        $  1,719.38
   41527        $     20.00
   41528        $    546.81
   41529        $  1,576.07
   41530        $ 10,000.00
   41482        $    542.10
   41484        $  5,681.29
   41535        $  1,344.95
   41541        $     15.10
   41542        $     64.60
   41543        $      9.69
   41544        $     71.60
   41545        $      7.12
   41546        $  2,598.37
   41547        $    233.10
   41548        $    135.00
   41549        $    658.05
   41550        $    366.48
   41551        $  2,622.62
   41562        $ 10,709.00
   41563        $     17.90
   41564        $     14.96
   41565        $     47.50
   41566        $     43.00
   41567        $     39.50
   41568        $    598.22
   41569        $     65.00
   41570        $  1,356.59
   41571        $    294.42
   41483        $  2,031.40
   41485        $    283.68
   41531        $    125.00
   41532        $  3,640.42

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

   41533        $    154.25
   41534        $    100.00
   41536        $  1,390.00
   41537        $    100.00
Total           $ 89,362.81
================================================================================

=========================================================================================================
                      PETTY CASH RECONCILIATION -- PITTSBURGH
=========================================================================================================
Petty Cash Reimbursement as of:                        12/31/1999
            Miscellaneous
            Per Diem  3000.7240.0060                  $        --
            Met-Jan   3300.7240.0060                  $   (600.00)
            Levine        3000.935                    $     43.34
            Jim Will      3000.842                    $     36.34
            Mayer         3000.936                    $     28.50
            Bielich       3000.936                    $     98.56
                                                                        $   (393.26)
            Accountable Log
            Samler    3000.1510.0030                  $ (1,500.00)
            Lewis     3000.1510.0030                  $  1,500.00
            Mr TS     3000.1510.0030                  $ (1,500.00)
            Mr Driver 3000.1510.0030                  $   (250.00)
            Samler    3000.1510.0030                  $   (480.58)
            Jones     3000.1510.0030                  $   (925.00)
                      3000.1510.0030                  $        --
                      3000.1510.0030                  $        --
                      3000.1510.0030                  $        --
                      3000.1510.0030                  $        --
                                                                        $ (3,155.58)
            Expense Reports        Samler             $    480.58
                                   Jones              $  1,120.07
                                   Jones              $     18.78
                                                      $        --
                                                                        $  1,619.43

            Total Reimbursement                                                              $ (1,929.41)

            Cash on Hand
                      Cash                            $  8,941.07
                      Loan Becky 12/14                $     50.00
            Total Cash on Hand                                                               $  8,991.07
            Past Reimbursement Due to Petty Cash                                             $  7,938.34
            Total to Balance                                                                 $ 15,000.00
=========================================================================================================

UNITEL VIDEO, INC.        DECEMBER '99 OPERATING REPORT         PREPARED 1-28-00

=========================================================================================================
                      PETTY CASH RECONCILIATION -- BURBANK
=========================================================================================================
Burbank Petty Cash Reimbursement as of:                12/30/1999
            Miscellaneous
            Page 1    Checks                           $ 2,122.74
            Page 2    Cash Receipts                    $   628.27
            Page 3    Per Diem                         $   720.00
                                                       $       --
                                                                         $ 3,471.01
            Accountable Log
            Geren      3000.1510.0030                  $   500.00
            Will, Mike 3000.1510.0030                  $   500.00
            Healy      3000.1510.0030                  $    75.00
            Samler     3000.1510.0030                  $ 1,400.00
            Biachly    3000.1510.0030                  $   120.00
                                                                         $ 2,595.00

            Expense Reports        3300.8210.0100      $       --
                                                                         $       --

            Total Reimbursement                                                              $  6,066.01

            Cash on Hand
                      Cash                             $ 1,739.86
                      Checkbook                        $ 4,128.75
            Total Cash on Hand                                                               $  5,868.61
            Past Reimbursement Due to Petty Cash                                             $   (384.62)

            Outstanding Advances
                      Hayes                            $ 1,000.00
                      Kendall                          $ 1,500.00
                      Martz                            $    50.00
                      Nicholson                        $   200.00
                      Geren                            $   300.00
                      Gray                             $   200.00
                      Finney                           $   200.00
                                                                                             $  3,450.00
            Total to Balance                                                                 $ 15,000.00
=========================================================================================================

================================================================================
Checking 25                                                             PNCBANK
PNC Bank

                                   Primary account number: 10-0959-6087

    For the period                 Page 1 of 3

    11/19/1999 to 12/21/1999       Number of enclosures: 0

    UNITEL MOBILE VIDEO            [GRAPHIC]  For 24-hour customer service or
    ATTN GLEN M LEVINE                        current rates: Call 1-877-BUS-BNKG
    4100 STEUBENVILLE PIKE
    PITTSBURGH PA 15205-9643       [GRAPHIC]  Write to: Customer Service
                                              PO Box 609
                                              Pittsburgh, PA 15230-9738

                                   [GRAPHIC]  Watch for our new E-mail address
                                              Visit us at www.pncbank.com

                                   [GRAPHIC]  TDD terminal: 1-800-531-1648
                                              For hearing impaired clients only

================================================================================
! TO CELEBRATE THE NEW YEAR, EACH PNC BANK NORMALLY OPEN ON SATURDAYS WILL BE OPEN ON SATURDAY, JANUARY 1, 2000. OUR SUPERMARKET BRANCHES WILL BE OPEN DURING THE NEW YEAR'S WEEKEND. OTHER BUSINESS BANKING OPTIONS INCLUDE WWW.PNCBANK.COM, 1-888-PNC-BANK, AND 2,800 CONVENIENTLY LOCATED ATMS.
================================================================================
Checking 25 Summary                                  Unitel Mobile Video

Account number: 10-0959-6087   Tax ID number: 23-1713238
                               Account Link(R) number: 0231713238

--------------------------------------------------------------------------------
Balance Summary

                 Beginning     Deposits and  Checks and other             Ending
                   balance  other additions        deductions            balance

                 25,009.32        16,480.00         20,490.30          20,999.02

                                               Average ledger  Average collected
                                                      balance            balance
                                                    26,811.04          25,738.98

--------------------------------------------------------------------------------------------------------------
Deposits and Other Additions                         Checks and Other Deductions

Description                    Items        Amount   Description                        Items          Amount
Deposits                           3     16,480.00   ATM  Withdrawals and Deductions       61        20,490.30

Total                              3     16,480.00   Total                                 61        20,490.30
--------------------------------------------------------------------------------------------------------------

Daily Balance

Date      Ledger balance     Date     Ledger balance     Date    Ledger balance

11/19          24,975.16     12/02         30,225.72     12/15         26,706.93
11/22          24,163.49     12/06         27,595.07     12/16         26,324.25
11/23          26,195.65     12/07         27,520.07     12/17         24,222.00
11/24          26,058.88     12/08         32,209.59     12/20         23,238.70
11/26          23,685.16     12/10         31,478.31     12/21         20,999.02
11/29          22,878.74     12/13         28,553.56
12/01          30,270.72     12/14         26,917.93

--------------------------------------------------------------------------------
Activity Detail
--------------------------------------------------------------------------------
Deposits and Other Additions
--------------------------------------------------------------------------------
Deposits

Date                                       Transaction                Reference
posted                          Amount     description                   number

11/23                         3,118.00      Deposit                  H803537264
[ILLEGIBLE]                   8,060.00      Deposit                   003411409
12/08                         5,302.00      Deposit                   003529914

================================================================================
Checking 25                                                             PNCBANK

[GRAPHIC] For 24-hour customer service or         For the period 11/19/1999 to 12/21/1999
          current rates: Call 1-877-BUS-BNKG      UNITEL MOBILE VIDEO
                                                  Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued      Page 2 of 3

--------------------------------------------------------------------------------
Checks and Other Deductions
--------------------------------------------------------------------------------
ATM Withdrawals and Deductions

Date       Amount   Transaction                                                    Reference
posted              description                                                       number
11/19       23.86   Check Card Purchase Charlie Brown's Parkin Coraopolis PA    860014698418
11/19       10.30   Check Card Purchase Shell No.20445302357 Los Angeles Ca     860088188817
11/22      811.67   Check Card Purchase Radisson Hotels Empire New York NY      860083212497
11/23      901.68   Check Card Purchase Fujinon Inc Wayne NJ                    860056404097
11/23      163.16   Check Card Purchase Ramada Inns-Denvr Dntw Denver Co        860055457773
11/23       17.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860055457773
11/23        4.00   Check Card Purchase Conoco #06468 Denver Co                 860055457773
11/24      136.77   Check Card Purchase Marriott Hotels Laguar East Elmhur NY   860042827070
11/26    1,464.24   Check Card Purchase Sony Bus & Prof Group 408-9554961 Ca    860088188817
11/26      454.74   Check Card Purchase Renaissance Hotels New New Yorks NY     860042827070
11/26      454.74   Check Card Purchase Renaissance Hotels New New Yorks NY     860014849599
11/29      806.42   Check Card Purchase Radisson Hotels Empire New York NY      860083212497
12/01      580.00   Check Card Purchase Sony Bus & Prof Group San Jose Ca       860088188817
12/01       88.02   Check Card Purchase Sony Bus & Prof Group San Jose Ca       860088188817
12/02       45.00   Check Card Purchase Stargate Industries 412-3167827 PA      860055457773
12/06    1,519.23   Check Card Purchase Sony Bus & Prof Group 408-9554961 Ca    860088188817
12/06      818.01   Check Card Purchase Holiday Inns New York NY                860083212497
12/06       98.71   Check Card Purchase Mc Master Carr Supp 630-834-96 II       860088188817
12/06       52.94   Check Card Purchase Mc Master Carr Supp 630-834-96 II       860088188817
12/06       48.79   Check Card Purchase Mc Master Carr Supp 630-834-96 II       860088188817
12/06       39.37   Check Card Purchase Mc Master Carr Supp 630-834-96 II       860088188817
12/06       36.35   Check Card Purchase Mc Master Carr Supp 630-834-96 II       860083348176
12/06       17.25   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860083212497
12/07       75.00   Check Card Purchase USAir Washington                        860088188817
12/08      380.07   Check Card Purchase Dc Drives 281-534-39 Tx                 860088188817
12/08      139.18   Check Card Purchase Crane Ridge Ocho Rios Jm                860055457773
12/08       93.23   Check Card Purchase All Star Parking Los Angeles Ca         860057455916
12/10      494.00   Check Card Purchase Sony Bus & Prof Group San Jose Ca       860088188817
12/10      112.01   Check Card Purchase Mouser Electronics NJ 9733288360 NJ     860088188817
12/10       80.00   Check Card Purchase USAir Los Angeles Ca                    860088188817
12/10       45.27   Check Card Purchase Ikegami Electronics, U Maywood NJ       860088188817
12/13    1,602.73   Check Card Purchase Photo Accessory Hauppauge NY            860088188817
12/13      962.30   Check Card Purchase Radisson Hotels Empire New York NY      860083212497
12/13      204.69   Check Card Purchase Sennheiser Elect. COR 860-4349190 Ct    860088188817
12/13       84.53   Check Card Purchase Sisters Floral Desi 412-928-98 PA       860088188817
12/13       53.25   Check Card Purchase Mgm Grand Hotel Las Vegas Nv            860055457773
12/13       17.25   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860083212497
12/14      818.01   Check Card Purchase Quality Hotel New York NY               860014698418
12/14      784.02   Check Card Purchase Quality Hotel New York NY               860036082013
12/14       17.25   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860036082013
12/14       16.35   Check Card Purchase Charlie Brown's Parkin Coraopolis PA    860014698418
12/15      136.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860055457773
12/15       75.00   Check Card Purchase USAir Washington                        860055457773
12/16      352.68   Check Card Purchase Marriott Hotels Dc Met Washington Dc    860056404097
12/16       30.00   Check Card Purchase Marriott Hotels Dc Met Washington Dc    860055457773
12/17      555.22   Check Card Purchase Graybar Electric Co 4123235200 PA       860088188817

================================================================================
Checking 25                                                             PNCBANK

[GRAPHIC] For 24-hour customer service or         For the period 11/19/1999 to 12/21/1999
          current rates: Call 1-877-BUS-BNKG      UNITEL MOBILE VIDEO
                                                  Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued      Page 3 of 3

--------------------------------------------------------------------------------
ATM Withdrawals and Deductions - continued

Date       Amount   Transaction                                                    Reference
posted              description                                                       number
12/17      524.96   Check Card Purchase Radisson Hotels Empire New York NY      860036082013
12/17      524.96   Check Card Purchase Radisson Hotels Empire New York NY      860014698418
12/17      345.58   Check Card Purchase Circuit City Ms #3710 Pittsburgh PA     860088188817
12/17       58.38   Check Card Purchase Sony Bus & Prof Group 408-9554961 Ca    860088188817
12/17       51.01   Check Card Purchase Sony Bus & Prof Group 408-9554961 Ca    860088188817
12/17       19.74   Check Card Purchase Mouser Electronics Dsb C 8174738479 Tx  860088188817
12/17       11.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860036082013
12/17       10.90   Check Card Purchase Charlie Brown's Parkin Coraopolis PA    860014698418
12/20      960.30   Check Card Purchase Radisson Hotels Empire New York NY      860083212497
12/20       23.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860083212497
12/21      789.44   Check Card Purchase Radisson Hotels Empire New York NY      860036082013
12/21      788.44   Check Card Purchase Radisson Hotels Empire New York NY      860014698418
12/21      628.20   Check Card Purchase Location Sound Corpora 818-9809891 Ca   860088188817
12/21       17.25   Check Card Purchase Pgh Intl Airport Pittsburgh PA          860036082013
12/21       16.35   Check Card Purchase Charlie Brown's Parkin Coraopolis PA    860014698418

--------------------------------------------------------------------------------
Holiday shopping ... online

Holiday shopping is as easy as the click of a mouse. Do your shopping online ... no checks to write, no crowds to fight at the mall, and no packages to mail. You can make all of your purchases with your personal computer and still enjoy the protection that Visa(R) provides when you use your PNC Bank Business Check Card.

[LOGO] Bank of America
================================================================================

  P.O. Box 3530                             Your Bank of America
  Rancho Cordova, CA 95741-3530             Business Checking
                                 0217       Statement
                                 E 9-1
                                            Statement Period:
                                            December 1 through December 31, 1999
  [BARCODE]
  UNITEL VIDEO, INC.                        Account Number: 02177-04548
  1101 ISABEL ST
  BURBANK  CA  91506-1405                   At Your Service
                                            Call: 818-507-6700, 24 hours,
                                            7 days a week

                                            Written Inquiries
                                            Bank of America
                                            Burbank Main Office
                                            PO Box 37176
                                            San Francisco, CA 94137-0001

                                            Customer since 1999
                                            Bank of America appreciates your
                                            business and we enjoy serving you.

================================================================================
|_| Summary of Your Business Checking Account

----------------------------------------------  --------------------------------
Beginning Balance on 12/01/99       $13,070.69  Number of checks paid          9
----------------------------------------------  --------------------------------
Total Checks, Withdrawals,                      Number of 24 Hour Customer
Transfers, Account Fees              -9,203.85      Service Calls
----------------------------------------------        Self-Service             0
Ending Balance                       $3,866.84        Assisted                 0

================================================================================
|_| Important Information About Your Account
--------------------------------------------------------------------------------
Based on the average balance you've maintained in this account, your monthly service charge has been waived.

================================================================================
|_| Bank of America News
--------------------------------------------------------------------------------
YEAR 2000 UPDATE: You can expect the same level of service from Bank of America now and into the next millennium. The systems and software that support this account statement have already been made ready for year 2000. For more information, visit us at www.bankofamerica.com/y2k or call toll-free, 1.888.960.1111, 7am - 10pm.

================================================================================
|_| Checks Paid    * Gap in check sequence
------------------------------        ------------------------------------------
Date Paid  Number       Amount                    Date Paid  Number       Amount

    12/02    1011     $ 770.21                        12/31    1017       150.00
    12/02    1012       310.90                        12/31   *1019       225.00
    12/02   *1014     2,000.00                        12/30    1020     1,200.00
    12/21    1015     2,000.00                        12/28    1021     2,000.00
    12/23    1016       547.74        Total of 9 Checks Paid           $9,203.85

================================================================================
|_| Daily Balance
--------------------------------------------------------------------------------
Date           Amount          Date          Amount         Date          Amount

12/02      $ 9,989.58         12/23        7,441.84        12/30        4,241.84
12/21        7,989.58         12/28        5,441.84        12/31        3,866.84


0027000.001.423                     California                       Page 1 of 1

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 6

                                                              9415-859803

                                                              STATEMENT DATE
                                                                 12/31/99
                                                                 Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                   136 ENCLOSED ITEMS       Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach

===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING       BALANCE         CREDITS            OTHER DEBITS         PAID        & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9415-859803    76587.54      2507651.20           2409495.16            .00            .00            174743.58
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9415-859803  COMMERCIAL CHECKING    PERIOD 12/01/99 THROUGH 12/31/99
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-01                   211,943.36        WIRE INCOMING FED
                                          12/01/99 007232
                                          9999991201007232
                                          25978
                                          MELLON BANK N.A.
12-02   211,943.36                        REPETITIVE IBT VIA PC
                                          12/02/99 002045
                                          9999991202002045
                                          1999120200226NTR
                                          UNITEL VIDEO INC
12-02        30.41                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199912 8788000152756
                                          UNITEL NY
                                          019993361373381            CCD
12-02        25.00                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199912 8788000152772
                                          UNITEL POST 38
                                          019993361373529            CCD
12-02        25.00                        PREAUTHORIZED DDA DEBIT
                                          NDPS           NDPSSTLMNT
                                          199912 8788000152798
                                          EDITEL-LA
                                          019993361373382            CCD
--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-06                   364,403.00        WIRE INCOMING FED
                                          12/06/99 003178
                                          9999991206003178
                                          8097
                                          MELLON BANK N.A.
12-13                     4,852.50        PREAUTHORIZED DDA CREDIT
                                          AMERICAN EXP    SETTLEMENT
                                          991213 6316930411
                                          UNITEL VIDEO6316930411
                                          019993473057864             CCD
12-14                   214,752.00        WIRE INCOMING FED
                                          12/14/99 003896
                                          9999991214003896
                                          10136
                                          MELLON BANK N.A.
12-14   138,861.00                        WIRE NON-REPETITIVE
                                          12/14/99 002866
                                          9999991214002866
                                          UNITEL VIDEO INC
                                          KAYE, SCHOLDER, FIERMAN, HAYS &
12-14    93,353.21                        WIRE NON-REPETITIVE
                                          12/14/99 002853
                                          9999991214002853
                                          UNITEL VIDEO INC
                                          GETZLER & CO. INC

12-15                   217,348.95        WIRE INCOMING FED
                                          12/15/99 006636
                                          9999991215006636
                                          24400
                                          MELLON BANK N.A.

--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 6

                                                              9415-859803

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-16   217,348.95                        REPETITIVE IBT VIA PC
                                          12/16/99 002209
                                          9999991216002209
                                          1999121600400NTR
                                          UNITEL VIDEO INC
12-21                    64,167.00        WIRE INCOMING FED
                                          12/21/99 005878
                                          9999991221005878
                                          17850
                                          MELLON BANK N.A.
12-23                 1,070,923.79        WIRE INCOMING FED
                                          12/23/99 005554
                                          9999991223005554
                                          0013700257ES
                                          CHASE MANHATTAN BANK
12-27                    49,088.00        WIRE INCOMING FED
                                          12/27/99 005498
                                          9999991227005498
                                          18457
                                          MELLON BANK N.A.
12-28 1,000,000.00                        WIRE NON-REPETITIVE
                                          12/28/99 005165
                                          9999991228005165
                                          UNITEL VIDEO INC
                                          HELLER FINANCIAL INC.

12-29                   205,772.60        WIRE INCOMING FED
                                          12/29/99 004123
                                          9999991229004123
                                          9959
                                          MELLON BANK N.A.

--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 4 OF 6

                                                              9415-859803
                                        74045.54
                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-29   207,301.93                        REPETITIVE IBT VIA PC
                                          12/29/99 006839
                                          9999991229006839
                                          1999122901275NTR
                                          UNITEL VIDEO INC
12-30                   104,400.00        WIRE INCOMING FED
                                          12/30/99 007501
                                          9999991230007501
                                          29210
                                          MELLON BANK N.A.
12-28   107,442.60                        WIRE NON-REPETITIVE
                                          12/30/99 007136
                                          9999991230007136
                                          UNITEL VIDEO INC
                                          KAYE SCHOLER FIERMAN HAYS AND

-------------------------------------------------------------------------------------------------------
   - CHECKS POSTED -                     - CHECKS POSTED -                 - CHECKS POSTED -
-------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT        DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
12-13              7,202.96         12-02        8341*     8,277.62     12-09     8355       2,056.31
12-14                416.67         12-06        8342      1,082.48     12-06     8356       7,008.11
12-20              2,744.10         12-30        8343     10,072.79     12-08     8357           4.72
12-21     8191*        9.00         12-07        8344      2,375.88     12-07     8358         495.00
12-03     8279*    3,031.00         12-16        8345        939.91     12-06     8359         227.19
12-13     8313*      249.83         12-13        8346        256.88     12-07     8360         195.11
12-29     8317*      127.58         12-07        8347        303.10     12-09     8362*         59.90
12-01     8320*      300.00         12-07        8348        162.20     12-20     8363         487.50
12-01     8322*      337.50         12-08        8349        634.34     12-10     8364         750.00
12-01     8334*    2,435.63         12-08        8350      1,200.00     12-06     8365       3,838.82
12-02     8335     1,312.50         12-06        8351        553.05     12-08     8366       6,725.94
12-08     8336     9,740.88         12-06        8352        241.76     12-10     8367      34,449.00
12-01     8338*      110.00         12-13        8353        162.38     12-16     8368      11,849.50
12-03     8339       100.00         12-09        8354     26,250.00     12-21     8369       1,130.70

                                                                       CONTINUED

-------------------------------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS            PAGE 5 OF 6

                                                               9415-859803

                                                               STATEMENT DATE
                                                                 12/31/99
                                                                 Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

-------------------------------------------------------------------------------------------------------
   - CHECKS POSTED -                     - CHECKS POSTED -                 - CHECKS POSTED -
-------------------------------------------------------------------------------------------------------
DATE    CHECK NO.     AMOUNT        DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
12-08     8370        136.00        12-17        8410      5,174.12     12-23     8451        375.00
12-09     8372*       197.49        12-17        8412*       825.00     12-27     8453*       992.97
12-09     8373        439.26        12-15        8413        247.50     12-27     8454      1,387.50
12-09     8374     10,113.30        12-16        8414         13.96     12-28     8455      1,082.66
12-09     8375        145.00        12-16        8415      6,109.17     12-20     8456         80.00
12-15     8378*       190.00        12-15        8416      1,115.00     12-24     8457         68.90
12-15     8379        208.76        12-14        8418*       477.90     12-23     8458        155.07
12-15     8380        332.87        12-14        8420*       416.67     12-22     8459         13.00
12-15     8381        289.84        12-14        8421        416.66     12-22     8460         55.80
12-15     8382        221.91        12-23        8426*     1,912.50     12-28     8462*       585.70
12-15     8383        219.10        12-24        8427      2,607.60     12-21     8463      1,910.70
12-17     8384        914.71        12-31        8428      1,064.90     12-28     8464      2,538.92
12-17     8385      1,828.13        12-20        8429         77.54     12-24     8466*       265.22
12-17     8386        144.25        12-22        8430     16,237.50     12-22     8467        590.50
12-31     8388*       601.30        12-23        8432*    16,350.95     12-23     8468      3,162.44
12-17     8389         10.61        12-17        8433         77.40     12-29     8469      1,025.00
12-17     8391*     2,930.41        12-28        8434     10,025.84     12-29     8471*       500.00
12-16     8392      1,030.27        12-22        8435        140.50     12-20     8472      7,230.02
12-16     8393      3,616.19        12-27        8436         53.25     12-28     8473         61.00
12-16     8394      1,227.30        12-22        8437     10,528.36     12-23     8474      1,125.00
12-16     8395        148.42        12-22        8438         64.91     12-31     8475         46.61
12-17     8396        284.00        12-21        8439         47.59     12-24     8476      9,662.96
12-17     8398*        64.94        12-20        8440        525.01     12-29     8477      1,200.00
12-15     8399     12,917.59        12-21        8441        299.00     12-23     8479*        97.16
12-15     8400      3,996.78        12-27        8442        345.00     12-28     8480      7,454.10
12-21     8401      8,558.76        12-21        8443        756.20     12-30     8481      1,800.00
12-21     8402      1,037.73        12-22        8444        187.98     12-30     8489*     3,139.25
12-22     8403      2,266.82        12-22        8445      2,400.00     12-30     8490        627.50
12-22     8405*    26,250.00        12-16        8448*    40,241.51     12-31     8516*     7,021.10
12-22     8406      2,966.05        12-23        8449     20,670.26     12-31     8517      2,774.44
12-22     8408*       569.36        12-27        8450        608.10     12-31     8521*     2,129.48
12-16     8409        223.46

              * DENOTES SEQUENCE BREAK
-------------------------------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS            PAGE 6 OF 6

                                                               9415-859803

                                                               STATEMENT DATE
                                                                 12/31/99
                                                                 Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
                                                        -----------------------
             UNITEL VIDEO, INC                CY
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9415-859803  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
12-01        285,347.77         12-13    312,601.49         12-23   1,200,097.18
12-02         63,733.88         12-14    293,411.38         12-24   1,197,492.50
12-03         60,602.88         12-15    491,020.98         12-27   1,233,193.68
12-06        412,054.47         12-16    208,272.34         12-28     211,445.46
12-07        408,523.18         12-17    196,018.77         12-29     207,063.55
12-08        390,081.30         12-20    184,874.60         12-30     188,381.41
12-09        350,820.04         12-21    235,292.55         12-31     174,743.58
12-10        315,621.04         12-22    173,021.77

--------------------------------------------------------------------------------

[LOGO] Mellon Bank
       Business Checking

       MELLON BANK NA
       WESTERN REGION
       CRAFTON-INGRAM SHOPPING CTR
       800-527-1800

            UNITEL MOBILE VIDEO A DIV OF        100
            UNITEL VIDEO INC                    95
            4100 STEUBENVILLE PIKE
            PITTSBURGH PA 15205-9643

                                                              PAGE: 1
                                                    ACCOUNT NUMBER: 038-5545
                                                    STATEMENT FROM: NOV 30, 1999
                                                                TO: DEC 31, 1999
     0                                                          BZ  131

================================================================================
Account Summary
================================================================================
ACTIVITY                      ITEMS   DOLLAR SUBTOTALS        DOLLAR TOTALS

OPENING BALANCE                                                 68,828.03

    DEPOSITS                    0               .00
    WIRE TRANSFER CREDITS       5        189,984.00
    OTHER CREDITS               0               .00
TOTAL CREDITS                   5                              189,984.00

    CHECKS PAID               131        150,465.02
    OTHER DEBITS                5             60.00
TOTAL DEBITS                  136                              150,525.02

CLOSING BALANCE                                                108,287.01

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS

11-30  CLOSING BALANCE PREVIOUS STATEMENT ...............................................  68,828.03

12-01  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,904.33
                                 DAILY BALANCE........................ 56,923.70

12-02  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,720.52
                                 DAILY BALANCE........................ 45,203.18

12-03  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           19,026.07
                                 DAILY BALANCE........................ 26,177.11

12-06  WIRE TRANSFER CREDIT .............................................................  45,748.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            3,535.00
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE........................ 68,378.11

12-07  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            1,327.42
                                 DAILY BALANCE........................ 67,050.69

12-08  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           10,574.27
                                 DAILY BALANCE........................ 56,476.42

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 2
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: DEC 31, 1999

================================================================================
Daily Transactions

====================================================================================================
DATE   TRANSACTION DESCRIPTION                        CHECKS/DEBITS                 DEPOSITS/CREDITS

12-09  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            8,336.74
                                 DAILY BALANCE ......................  48,139.68

12-10  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            8,536.76
                                 DAILY BALANCE ......................  39,602.92

12-13  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            4,196.63
                                 DAILY BALANCE ......................  35,406.29

12-14  WIRE TRANSFER CREDIT .............................................................  38,088.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            6,078.21
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  67,404.08

12-15  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            7,572.33
                                 DAILY BALANCE ......................  59,831.75

12-16  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            6,881.73
                                 DAILY BALANCE ......................  52,950.02

12-17  CHECK(S) PAID (SEE CHECK DETAIL SECTION)              128.57
                                 DAILY BALANCE ......................  52,821.45

12-20  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            8,657.74
                                 DAILY BALANCE ......................  44,163.71

12-21  WIRE TRANSFER CREDIT .............................................................  27,284.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            5,676.60
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ......................  65,759.11

12-22  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,205.45
                                 DAILY BALANCE ......................  54,553.66

12-23  CHECK(S) PAID (SEE CHECK DETAIL SECTION)               50.20
                                 DAILY BALANCE ......................  54,503.46

12-24  CHECK(S) PAID (SEE CHECK DETAIL SECTION)              416.82
                                 DAILY BALANCE ......................  54,086.64

12-27  WIRE TRANSFER CREDIT .............................................................  48,615.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)              509.07
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ...................... 102,180.57

12-28  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            1,972.94
                                 DAILY BALANCE ...................... 100,207.63

12-29  CHECK(S) PAID (SEE CHECK DETAIL SECTION)           11,077.43
                                 DAILY BALANCE ......................  89,130.20

12-30  WIRE TRANSFER CREDIT .............................................................  30,249.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)            9,948.71
       WIRE XFER SERVICE 1 ITEM(S)                            12.00
                                 DAILY BALANCE ...................... 109,418.49

12-31  CHECK(S) PAID (SEE CHECK DETAIL SECTION)            1,131.48
                                 CLOSING BALANCE ...................  108,287.01

[LOGO] Mellon Bank

       UNITEL MOBILE VIDEO A DIV OF                           PAGE: 3
       UNITEL VIDEO INC                             ACCOUNT NUMBER: 038-5545
                                                      STATEMENT TO: DEC 31, 1999

================================================================================
Check Detail

==============================================================================================
CHECK NO.      AMOUNT    DATE    REFERENCE NO.  CHECK NO.       AMOUNT    DATE   REFERENCE NO.
----------------------------------------------------------------------------------------------
41272            640.72  12-16       700055631   41414          875.00    12-06     400860057
41291*           318.48  12-01       300894136   41415          186.05    12-09     200699241
41314*            43.28  12-01       300880156   41416        2,321.17    12-10     800157407
41319*            19.79  12-10       500433148   41417        3,398.20    12-10     800157782
41342*           118.90  12-01       500386314   41418        1,887.23    12-09     100726663
41350*            84.29  12-02       400861517   41419           90.00    12-07     800586105
41353*           649.49  12-02       800611887   41420          600.00    12-10     300019285
41354              8.61  12-01       500434283   41421          331.92    12-08     400282193
41360*         1,000.00  12-02       800607777   41422          167.36    12-13     400091411
41363*           560.00  12-02       800605217   41423        1,544.60    12-13     200297690
41365*            80.00  12-02       400852521   41424          509.45    12-08     100612499
41367*         2,950.00  12-08       100427583   41425        1,532.49    12-08     100567203
41368             38.94  12-15       400428813   41426          487.82    12-08     100460147
41369         14,000.00  12-03       200866784   41427           27.60    12-10     800099458
41373*         1,050.00  12-10       300019286   41428          254.00    12-15     500916983
41374             24.44  12-02       100745051   41429           55.25    12-27     200288852
41375            102.72  12-13       700039158   41430        5,030.00    12-20   10000578835
41376            317.17  12-07       600233414   41431          473.44    12-21     500453839
41377            245.82  12-03       200867315   41432           22.50    12-29     200676836
41378          2,206.58  12-01       800542854   41433        1,350.91    12-29     400148745
41379            834.92  12-13       100438922   41434          550.00    12-20     300671251
41380            337.50  12-08       400202132   41435        3,341.65    12-14     600451607
41382*         1,828.48  12-01       800542855   41436          654.28    12-13     500664212
41383          4,780.25  12-03       700779281   41437          654.28    12-15     100020039
41384          1,262.30  12-02       100552876   41438            8.95    12-20     200341968
41385          7,380.00  12-01       600172799   41439           22.74    12-27     200286116
41386          8,060.00  12-02       400872725   41440          663.14    12-20     300704260
41387          2,660.00  12-06       100261386   41441          135.00    12-29     400149709
41388            596.24  12-08       100567202   41442           67.68    12-13     700184922
41389          1,120.00  12-10     80500433862   41443          135.00    12-14   80100712391
41390            113.85  12-08       100612500   41444          796.38    12-16     200717419
41391            418.75  12-07       100899527   41445          205.44    12-22     200611827
41392          5,302.00  12-09       600643862   41446           47.50    12-20     300706266
41393          3,715.00  12-08       800646509   41447           49.04    12-20     700672113
41394          2,025.00  12-20       300706008   41448          529.17    12-16     200854753
41395            961.46  12-09       500243233   41449        2,232.27    12-15     700799389
41396          2,074.69  12-16       700160160   41451*          57.42    12-17     600720231
41397          2,451.65  12-14       700392022   41452          149.91    12-14     300246409
41398            102.84  12-15       400624814   41453           71.15    12-17     600699954
41399            148.30  12-20       200341967   41454          211.76    12-21     400343828
41400          2,840.77  12-16       200854754   41455        1,012.50    12-22     500672066
41401          4,290.00  12-15      8050061316   41456        6,061.20    12-22     500635024
41403*           127.41  12-24       100463059   41457          977.00    12-28     400939645
41404            176.10  12-22     80500671423   41458           13.64    12-22     500787605
41405            172.00  12-29       400149708   41459          351.00    12-31     600846740
41406             75.00  12-21       500447263   41460           47.60    12-24     100419499
41407            125.75  12-24       400636715   41461          121.39    12-22     200623806
41408            271.42  12-30       300590281   41463*         108.64    12-28     500327033
41409            386.06  12-30     80100546038   41464           90.00    12-27     400846328
41410            135.81  12-20       300693309   41465           18.80    12-24     300025522
41411            501.50  12-07       100146354   41466           97.26    12-24     400624980
41412            170.79  12-13       200326617   41467          112.75    12-30     300618421
41413            654.28  12-13       200278266   41468        2,035.48    12-21     700268949

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 1 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC               CY         -----------------------
             PAYROLL
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                    73 ENCLOSED ITEMS       Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
===============================================================================================================
               BEGINNING   DEPOSITS, OTHER    CHECKS, WITHDRAWALS,   INTEREST    ACCOUNT ACTIVITY       ENDING
CHECKING       BALANCE         CREDITS            OTHER DEBITS       PAID          & OTHER FEES         BALANCE
---------------------------------------------------------------------------------------------------------------
9417-544821    27685.27       636594.24            625938.24            .00            .00             38341.27
---------------------------------------------------------------------------------------------------------------

ACCOUNT NO. 9417-544821  COMMERCIAL CHECKING    PERIOD 12/01/99 THROUGH 12/31/99
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-02                   211,943.36        WIRE INTERNAL BOOK TRANS CR
                                          12/02/99 002045
                                          9999991202002045
                                          1999120200226NTR
                                          UNITEL VIDEO INC
12-02     64,307.46                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL           ADP - TAX
                                          991202 94K1H 120348A01
                                          UNITEL VIDEO INC
                                          019993361437883        CCD
12-02        703.31                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL           ADP - TAX
                                          991202 94K1H 120348B02
                                          UNITEL VIDEO INC
                                          019993361437406 CCD
12-03    111,288.37                       PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA           PAYROLL
                                          482041 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019993350703824        PPD
12-16                   217,348.95        WIRE INTERNAL BOOK TRANS CR
                                          12/16/99 002209
                                          9999991216002209
                                          1999121600400NTR
                                          UNITEL VIDEO INC

--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 2 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC               CY         -----------------------
             PAYROLL
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-16     67,505.79                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991216 94K1H 121750A01
                                          UNITEL VIDEO INC
                                          019993504068052            CCD
12-16      1,016.70                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991216 94K1H 121750B02
                                          UNITEL VIDEO INC
                                          019993504067548            CCD
12-17    103,574.36                       PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA     PAYROLL
                                          502055 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019993493709359            PPD
12-29                  207,301.93         WIRE INTERNAL BOOK TRANS CR
                                          12/29/99 006839
                                          9999991229006839
                                          1999122901275NTR
                                          UNITEL VIDEO INC
12-29     62,441.84                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991229 94K1H 123052A01
                                          UNITEL VIDEO INC
                                          019993636591696           CCD

12-29      1,016.65                       PREAUTHORIZED DDA DEBIT
                                          ADP TX/FINCL     ADP - TAX
                                          991229 94K1H 123052B02
                                          UNITEL VIDEO INC
                                          019993636591150           CCD

--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 3 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC               CY         -----------------------
             PAYROLL
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456

                                     detach
================================================================================
ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

--------------------------------------------------------------------------------
                             - DEBITS AND CREDITS -
--------------------------------------------------------------------------------
DATE     DEBITS (-)     CREDITS (+)       DESCRIPTION

12-30    108,295.31                       PREAUTHORIZED DDA DEBIT
                                          AUTOMATIC DA     PAYROLL
                                          521063 K1HA01231713238
                                          UNITEL VIDEO INC
                                          019993625880689         PPD

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
12-13    1413          637.73      12-07      1551          843.06     12-29     1577           251.33
12-20    1446*         466.57      12-10      1553*         843.06     12-29     1578           767.32
12-20    1472*       1,355.70      12-14      1554          332.32     12-21     1581*          296.89
12-02    1511*         927.23      12-07      1555        1,005.98     12-22     1582           251.33
12-02    1513*         764.65      12-10      1556          201.85     12-24     1583         1,479.50
12-06    1515*       1,088.29      12-07      1557          703.98     12-22     1584           876.59
12-01    1518*       1,062.89      12-08      1558          231.22     12-23     1585           201.86
12-16    1519          285.03      12-08      1559        1,097.03     12-20     1586         1,181.35
12-07    1521*       1,018.44      12-09      1560        2,199.83     12-21     1588*        1,589.47
12-01    1530*         231.22      12-06      1561        1,624.20     12-27     1589         1,441.85
12-06    1537*       1,852.33      12-08      1562          524.59     12-28     1590         1,681.48
12-07    1538          556.27      12-06      1563          737.78     12-20     1593*          901.07
12-06    1539          691.98      12-20      1564        1,852.34     12-31     1594         1,862.48
12-06    1540          919.42      12-21      1565          556.27     12-31     1595           580.79
12-13    1541        1,075.69      12-21      1566          601.62     12-31     1624*        1,397.14
12-08    1542          219.66      12-21      1567        1,010.54     12-01     6149*          324.00
12-07    1543          855.43      12-22      1568        3,948.83     12-09     6154*            7.30
12-08    1544          641.93      12-21      1569        1,476.85     12-08     6155            81.00
12-06    1545          578.86      12-27      1570          219.67     12-06     6156         9,160.43
12-07    1546        1,168.25      12-21      1571        1,198.77     12-22     6157         8,910.50
12-14    1547          901.07      12-23      1572        1,030.33     12-24     6158            32.00
12-07    1548          434.41      12-24      1573          928.65     12-24     6160*        1,669.18
12-13    1549          680.93      12-23      1575*        1,259.43    12-23     6161        24,680.20
12-08    1550          272.48      12-23      1576          450.46     12-27     6162           857.30

                                                                       CONTINUED
--------------------------------------------------------------------------------

[LOGO] Fleet
                              STATEMENT OF ACCOUNTS           PAGE 4 OF 4

                                                              9417-544821

                                                             STATEMENT DATE
                                                                12/31/99
                                                               Questions?
                                                            Call our Business
116                                                          Banking Center at
                                                              1-800-PARTNER
                                                             (1-800-727-8637)

                                                          Cash Reserve Payment
             UNITEL VIDEO, INC               CY         -----------------------
             PAYROLL
             555 WEST 57TH STREET                       -----------------------
             SUITE 1240                                    Please remit to:
             NEW YORK NY 10019                               FLEET BANK
                                                            Cash Reserve
                                                            PO Box 150456
                                                      Hartford, CT. 06115-0456


                                     detach
================================================================================
ACCOUNT NO. 9417-544821  CONTINUED              PERIOD 12/01/99 THROUGH 12/31/99

------------------------------------------------------------------------------------------------------
    - CHECKS POSTED -                    - CHECKS POSTED -                 - CHECKS POSTED -
------------------------------------------------------------------------------------------------------
DATE    CHECK NO.       AMOUNT      DATE     CHECK NO.       AMOUNT     DATE    CHECK NO.      AMOUNT
12-22    6163        1,740.97

               * DENOTES SEQUENCE BREAK

--------------------------------------------------------------------------------
                            - DAILY BALANCE SUMMARY -
--------------------------------------------------------------------------------
DATE            BALANCE         DATE        BALANCE         DATE        BALANCE
12-01         26,067.16         12-13     28,066.09         12-23     15,961.83
12-02        171,307.87         12-14     26,832.70         12-24     11,852.50
12-03         60,019.50         12-16    175,374.13         12-27      9,333.68
12-06         43,366.21         12-17     71,799.77         12-28      7,652.20
12-07         36,780.39         12-20     66,042.74         12-29    150,476.99
12-08         33,712.48         12-21     59,312.33         12-30     42,181.68
12-09         31,505.35         12-22     43,584.11         12-31     38,341.27
12-10         30,460.44

--------------------------------------------------------------------------------

2/22/00  12:15 PM              Unitel Mobile Video                        Page 1
                                   Mellon bank
                                 a/c # 038 5545

MELLON OPERATING ACCOUNT

December 1999

Total Disbursements:

   41385     12/1/99    Unitel Mobile - Pgh                 Per Diem/Accountable                                        $7,380.00
   41386     12/1/99    Unitel Mobile - PNC Bank            Debit Card Account Deposit                                  $8,060.00
   41387     12/1/99    Fontastics                          CIA Infinit Rental for JNP                                  $2,660.00
   41388     12/2/99    Ryder                               Fuel Charges                                                  $596.24
   41389     12/2/99    Bexel                               Chyron Rental                                               $1,120.00
   41390     12/2/99    Rollins                             Service BT2                                                   $113.85
   41411     12/2/99    A Air                               Repair to Trucks                                              $501.50
   41412     12/2/99    AT&T                                Cell Phones                                                   $170.79
   41413     12/2/99    Tom Clark                           Reimburse Warwick Hotel                                       $654.28
   41414     12/2/99    Don Cunningham                      Freelance Maint                                               $875.00
   41415     12/2/99    Express One                         Shipping                                                      $186.05
   41416     12/2/99    Hertz                               Car Rentals                                                 $2,321.17
   41417     12/2/99    MCI                                 Phone                                                       $3,398.20
   41418     12/2/99    MCI                                 Phone                                                       $1,887.23
   41419     12/2/99    Luis Mendoza                        Office Cleaning                                                $90.00
   41420     12/2/99    Bob Murrell                         Freelance Driver                                              $600.00
   41421     12/2/99    Pagenet                             Pagers                                                        $331.92
   41422     12/2/99    Pro Wireless                        Equipment Parts                                               $167.36
   41423     12/2/99    Pacific Bell                        Burbank Phone                                               $1,544.60
   41424     12/2/99    Rollins                             Tractor Rental                                                $509.45
   41425     12/2/99    Ryder                               Fuel Charges                                                $1,532.49
   41426     12/2/99    Mike Tatomir                        Reimburse Warwick Hotel                                       $487.82
   41427     12/2/99    TW Smith                            Hydrogen                                                       $27.60
   41391     12/3/99    SOS Global Express                  Shipping                                                      $418.75
             12/6/99    Wire Transfer Fee                                                                                  $12.00
   41392     12/8/99    Unitel Mobile-PNC                   Debit Card Account Deposit                                  $5,302.00
   41393     12/8/99    Unitel Mobile-Pgh                   Per Diem/Accountable                                        $37,15.00
   41394     12/8/99    Fontastics                          Transform II Rental                                         $2,025.00
   41395     12/8/99    Ted Bolish                          Freelance Driver                                              $961.46
   41396     12/9/99    Bob Murrell                         Freelance Driver                                            $2,074.69

2/22/00  12:15 PM              Unitel Mobile Video                        Page 2
                                   Mellon bank
                                 a/c # 038 5545

   41397     12/9/99    SOS Global Express                  Shipping                                                    $2,451.65
   41398     12/9/99    Ryder TRS                           Van Rental                                                   $1,02.84
   41399     12/9/99    Express One                         Shipping                                                      $148.30
   41400     1219/99    Rollins                             Tractor Rentals                                             $2,840.77
   41428     12/9/99    Allied Office Products              Office Supplies                                               $254.00
   41429     12/9/99    Arrowhead Mountain Spring           Burbank Water                                                  $55.25
   41430     12/9/99    Bexel                               Rental Equipment                                            $5,030.00
   41431     12/9/99    BFI                                 Garbage Pick Up                                               $473.44
   41432     12/9/99    Keith Blachly                       Reimb Expenses                                                 $22.50
   41433     12/9/99    Burbank PSD                         Utility Burbank                                             $1,350.91
   41434     12/9/99    Cody Cleaning                       Office Cleaning Burbank                                       $550.00
   41435     12/9/99    Duquesne Light                      Electric Pgh                                                $3,341.65
   41436     12/9/99    Chris Dahl                          Reimb Hotel Warwick                                           $654.28
   41437     12/9/99    Dick Darner                         Reimb Hotel Warwick                                           $654.28
   41438     12/9/99    Express One                         Shipping                                                        $8.95
   41439     12/9/99    Federal Express                     Shipping                                                       $22.74
   41440     12/9/99    IBEW                                Union Dues Dec                                                $663.14
   41441     12/9/99    Paul Kendall                        Reimb Expenses                                                $135.00
   41442     12/9/99    Shawnee Mayer                       Reimb Expenses                                                 $67.68
   41443     12/9/99    Luis Mendoza                        Office Cleaning                                               $135.00
   41444     12/9/99    NMAC                                Hayes Auto                                                    $796.38
   41445     12/9/99    OAG                                 Flight Planner Guides                                         $205.44
   41446     12/9/99    Orkin                               Pest Control Burbank                                           $47.50
   41447     12/9/99    Pitney Bowes                        Postal Machine Supplies                                        $49.04
   41448     12/9/99    Rollins                             Tractor Rental                                                $529.17
   41449     12/9/99    Ryder                               Tractor Rentals                                             $2,232.27
   41450     12/9/99    Sager                               Equipment Parts                                                $83.25
   41451     12/9/99    Skytel                              Pagers                                                         $57.42
   41452     12/9/99    Textron                             Floor Machine                                                 $149.91
   41453     12/9/99    Vinten                              Supplies/Friess                                                $71.15
            12/14/99    Wire Transfer Fee                                                                                  $12.00
   41401    12/15/99    Unitel Mobile-Pgh                   Per Diem/Accountable                                        $4,290.00
   41402    12/15/99    James Will                          Reimb Expenses                                                $286.06
   41402    12/15/99    James Will                          VOID CHECK                                                   ($286.06)
   41403    12/15/99    Charlie Finney                      Reimb Expenses                                                $127.41

2/22/00  12:15 PM              Unitel Mobile Video                        Page 3
                                   Mellon bank
                                 a/c # 038 5545

   41404    12/15/99    John Gray                           Reimb Expenses                                                $176.10
   41405    12/15/99    Paul Kendall                        Reimb Expenses                                                $172.0O
   41406    12/15/99    MATS                                Ticket Overweight BT2                                          $75.00
   41407    12/15/99    Kay Martz                           Reimb Expenses                                                $125.75
   41408    12/15/99    Kevin Nicholson                     Reimb Expenses                                                $271.42
   41409    12/15/99    James Will                          Reimb Expenses                                                $386.06
   41410    12/16/99    Sam's Club                          Supplies/Office P                                             $135.81
   41454    12/16/99    Allied Office Products              Office Supplies                                               $211.76
   41455    12/16/99    Audio Specialists                   Rental Equipment                                            $1,012.50
   41456    12/16/99    Bell of Pa                          Pgh Phone                                                    $6061.20
   41457    12/16/99    Blue Cross of CA                    Insurance Hayes/Healy                                         $977.00
   41458    12/16/99    Camera Service Center               Rental Equipment                                               $13.64
   41459    12/16/99    Commonwealth of Pa                  Registration LTI GCVan                                        $351.00
   41460    12/16/99    Crystal Springs Water               Water                                                          $47.60
   41461    12/16/99    Federal Express                     Shipping                                                      $121.39
   41462    12/16/99    Kevin Hayes                         Reimb Expenses                                              $2,654.08
   41463    12/16/99    Metrocall                           Pagers                                                        $108.64
   41464    12/16/99    Luis Mendoza                        Office Cleaning                                                $90.00
   41465    12/16/99    NM Taxation & Revenue               Highway Tax New Mexico                                         $18 80
   41466    12/16/99    Pitney Bowes                        Burbank Postage Meter                                          $97.26
   41467    12/16/99    Pa Turnpike Commission              Tolls                                                         $112.75
   41468    12/16/99    Rollins                             Tractor Leases/Fuel                                         $2,035.48
   41469    12/16/99    Rossi Delivery Service              Shipping                                                      $541.00
   41470    12/16/99    Ryder                               Tractor Leases/Fuel                                         $2,753.40
   41471    12/16/99    SOS Global Express                  Shipping                                                    $1,044.10
   41472    12/16/99    Southern CA Gas Co                  Gas                                                            $50.20
   41473    12/16/99    TW Smith                            Hydrogen                                                        $8.61
   41474    12/16/99    UPS                                 Shipping                                                      $127.52
   41475    12/16/99    William Woody                       Reimb Warwick Hotel                                           $654.28
   41476    12/16/99    Maggie Milton                       Reimb Expenses                                                 $47.32
   41477    12/20/99    AESCO                               COD Equipment Parts                                           $293.53
   41478    12/20/99    Team One Productions                Overpayment Sales Inv 3161051                               $5,564.00
   41479    12/21/99    James Will                          Reimb Expenses                                                $113.50
   41480    12/21/99    SOS Global Express                  Shipping                                                       $85.00
   41486    12/21/99    All Mobile                          Lens Rental                                                 $1,461.38

2/22/00  12:15 PM              Unitel Mobile Video                        Page 4
                                   Mellon bank
                                 a/c # 038 5545

   41487    12/21/99    Andrews Electronics                 Equipment Parts                                                $11.68
   41488    12/21/99    AT&T                                Phones                                                        $372.85
   41489    12/21/99    AT&T                                Phones                                                         $84.71
   41490    12/21/99    Ted Bolish                          Freelance Driver                                              $350.00
   41491    12/21/99    City of Burbank                     City Tax on Employees                                         $105.81
   41491    12/30/99    City of Burbank                     VOID CHECK                                                   ($105.81)
   41492    12/21/99    Express One                         Shipping                                                       $17.90
   41493    12/21/99    Federal Express                     Shipping                                                      $126.20
   41494    12/21/99    Paul Kendall                        Reimb Expenses                                                $210.48
   41495    12/21/99    Kay Martz                           Reimb Expenses                                                 $61.35
   41496    12/21/99    MCI                                 Conference Call                                               $341.08
   41497    12/21/99    Luis Mendoza                        Office Cleaning                                               $135.00
   41498    12/21/99    NYC Dept of Finance                 Ticket NY Post 38 Pickup                                       $55.00
   41499    12/21/99    Pitney Bowes                        Copier                                                        $649.49
   41500    12/21/99    Pacific Bell                        Phones                                                         $25.87
   41501    12/21/99    Rollins                             Tractor Leases/Fuel                                         $7,477.79
   41502    12/21/99    Ryder                               Fuel Charges                                                $2,021.47
   41503    12/21/99    Ron Stutzman                        Freelance Maint                                             $3,285.00
   41504    12/21/99    Zee Medical                         Supplies Burbank                                              $108.59
            12/21/99    Wire Transfer Fee                                                                                  $12.00
            12/27/99    Wire Transfer Fee                                                                                  $12.00
   41505    12/27/99    Bruce Plastics                      Pgh Jan00 Rent                                              $8,860.00
   41506    12/27/99    GAB, Inc                            Burbank Jan00 Rent                                         $14,000.00
   41481    12/27/99    Liman Video Rental                  Pre-payment for Lincoln Center Rental                         $275.00
            12/30/99    Wire Transfer Fee                                                                                  $12.00
   41228    12/30/99    Tracey Yokas                        VOID CHECK                                                   ($250.04)
   41482    12/30/99    SOS Global Express                  Shipping                                                      $542.10
   41483    12/30/99    Sony Electronics                    CIA Tape Stock                                              $2,031.40
   41484    12130/99    Unitel Mobile-Burbank               Reimb Petty Cash                                            $5,681.29
   41507    12/30/99    Doug Barry                          Reimb Expenses                                                 $69.17
   41508    12/30/99    Shawnee Mayer                       Reimb Phone Expenses                                           $45.10
   41509    12/30/99    Luis Mendoza                        Office Cleaning                                                $90.00
   41510    12/30/99    Maggie Milton                       Reimb Phone Expenses                                          $285.50
   41511    12/30/99    Michael Will                        Freelance Driver                                              $370.43
   41512    12/30/99    Allied Office Products              Office Supplies                                                $25.81

2/22/00  12:15 PM              Unitel Mobile Video                        Page 5
                                   Mellon bank
                                 a/c # 038 5545

   41513    12/30/99    Audio Specialists                   Equipment Rental                                              $450.00
   41514    12/30/99    AT&T                                Phones                                                        $574.93
   41515    12/30/99    AT&T                                Phones                                                         $99.53
   41516    12/30/99    Bexel                               Equipment Rentals                                           $3,137.50
   41517    12/30/99    Burbank PSD                         Electric                                                    $3,221.68
   41518    12/30/99    Chem Dry                            Truck Cleaning                                                $125.00
   41519    12/30/99    Cody Cleaning                       Burbank Office Cleaning                                       $550.00
   41520    12/30/99    Express One                         Shipping                                                       $98.45
   41521    12/30/99    Federal Express                     Shipping                                                       $99.50
   41522    12/30/99    Kentucky State Treasurer            Permit                                                         $10.22
   41523    12/30/99    Kentucky State Treasurer            Reinstate Permit                                               $50.00
   41524    12/30/99    Frank Lewis                         Reimb Expenses                                                $173.32
   41525    12/30/99    MCI                                 Pgh Phone                                                   $2,984.39
   41525    12/30/99    MCI                                 VOID CHECK                                                 ($2,984.39)
   41526    12/30/99    MCI                                 Pgh Phone                                                   $1,719.38
   41527    12/30/99    Pa Dept of Revenue                  Truck Permit                                                   $20.00
   41528    12/30/99    Pacific Bell                        Burbank Phone                                                 $546.81
   41529    12/30/99    Ryder                               Tractor Leases/Fuel                                         $1,576.07
   41530    12/30/99    TTG                                 Airline Tickets                                            $10,000.00
   41485    12/31/99    Leff Electronics                    COD Equipment Parts                                           $283.68
   41531    12/31/99    Liman Video Rental                  CIA Equipment Rental                                          $125.00
   41532    12/31/99    Rollins                             Tractor Leases/Fuel                                         $3,640.42
   41533    12/31/99    City of Burbank                     City Tax on Employees                                         $154.25
   41534    12/31/99    Allegheny Fire Equipment            Refill/Inspect Fire Extinguisers                              $100.00
   41535    12/30/99    MCI                                 Pgh Phone                                                   $1,344.95
   41536    12/31/99    SOS Global Express                  Shipping                                                    $1,390.00
   41537    12/31/99    Richard Layton                      Freelance Driver                                              $100.00
   41541    12/31/99    Arrowhead Mountain                  Water                                                          $15.10
   41542    12/31/99    Commission of Taxation              New York Road Usage Taxes                                      $64.60
   41543    12/31/99    Duquesne Light                      Electric                                                        $9.69
   41544    12/31/99    Express One                         Shipping                                                       $71.60
   41545    12/31/99    Federal Express                     Shipping                                                        $7.12
   41546    12/31/99    Hertz                               Auto Rentals                                                $2,598.37
   41547    12/31/99    Richard Layton                      Freelance Driver                                              $233.10
   41548    12/31/99    Luis Mendoza                        Office Cleaning                                               $135.00

2/22/00  12:15 PM              Unitel Mobile Video                        Page 6
                                   Mellon bank
                                 a/c # 038 5545

   41549    12/31/99    Pitney Bowes                        Maint Agreement                                               $658.65
   41550    12/31/99    Rollins                             Liftgate Rental                                               $366.48
   41551    12/31/99    Ryder                               Tractor Leases/Fuel                                         $2,622.62
   41562    12/31/99    Bexel                               Equipment Rentals                                          $10,709.00
   41563    12/31/99    Express One                         Shipping                                                       $17.90
   41564    12/31/99    Federal Express                     Shipping                                                       $14.96
   41565    12/31/99    Orkin                               Exterminator Bur                                               $47.50
   41566    12/31/99    Postal Privilege                    Postage Machine Supplies                                       $43.00
   41567    12/31/99    Praxair                             Equipment Rental                                               $39.50
   41568    12/31/99    Rollins                             Tractor Rental                                                $598.22
   41569    12/31/99    Rossi Delivery Service              Shipping                                                       $65.00
   41570    12/31/99    Ryder                               Tractor Rentals                                             $1,356.59
   41571    12/31/99    UPS                                 Shipping                                                      $294.42

                                                                                                                      -----------
Subtotal Disbursements December 1999                                                                                  $202,201.58
                                                                                                                      -----------
Less Transfers to petty cash                                                                                          ($13,362.00)

Total Disbursements December 1999                                                                                     $188,839.58

02/22/00
12:17:50 PM

Unitel Video. Inc.
Fleet Operating Account
December 1999

                                                      Total              Studio             Post            Corp        Payroll
Disbursements:
8342 12/02/99      APPROVED MOVING &                1,082.48          1,082.48
8343 12/02/99      Bankruptcy Service              10,072.79                                            10,072.79
8344 12/02/99      Bell Atlantic                    2,375.88          2,375.88
6345 12/02/99      Kauff. McClain & M                 939.91                                               939.91
8346 12/02/99      Poland Spring Wate                 256.88                                               256.88
8347 12/02/99      AD. WINSTON                        303.10            303.10
8348 12/02/99      A.J. lanni Ltd                     162.20            162.20
8349 12102/99      A/a Protective Sys                 634.34            634.34
8350 12/02/99      Air Sea Land Produ               1,200.00          1,200.00
8351 12/02/99      American Honda Fin                 553.05            553.05
8352 12/02/99      Columbus Hardware                  241.76            241.76
8353 12/02/99      CONV6RGENT COMMUNI                 162.38            162.38
8354 12/02/99      EDWARD S GORDON A/              26,250.00         26,250.00
8355 12/02/99      EDWARD S GORDON A/               2,056.31          2,056.31
8356 12/02/99      L.R.E.D Corporati                7,008.11          7,008.11
8357 12/02/99      Leitch Video Inc.                    4.72              4.72
8358 12/02/99      Laman Video Rental                 495.00            495.00
8359 12/02/99      Quinn & Feiner Ser                 227.19            227.19
8360 12/02/99      RAPID PARK INDUSTR                 195.11            195.11
8362 12/02/99      Shield Locksmith,                   59.90             59.90
8363 12/02/99      John Blake                         487.5O                                               487.50
8364 12/02/99      Samuel Phillips                    750.00            750.00
8365 12/02/99      Ouinn & Feiner Ser               3,838.82          3,838.82
8356 12/02/99      Al Credit Corp.                  6,725.94                                             6,725.94
BANK CHARGES                                          227.91                                               227.91
8387 12/03/99      FM GLOBAL                       34,449.00                                            34,449.00
8368 12/03/99      AFCO                            11,849.50                                            11,849.50
8369 12/06199      JOEL GETZLER                     1,130.70                                             1,130.70
8370 12/06/99      Reynolds, Donald                   136.00            136.00
8372 12/06199      UNITED STATES TREA                 197.49                                               197.49
8373 12/06/99      UNITED STATES TREA                 439.26                                               439.26
8374 12/07/99      Standard Funding                10,113.30                                            10,113.30
8375 12/07/99      Shield Locksmith                   145.00            145.00
8378 12/09/99      Central Parking Sy                 190.00            190.00
8379 12/10/99      A.D. WINSTON                       208.76            208.76
8380 12/10/99      A.D. WINSTON                       332.87            332.87
8381 12/10/99      A.D. WINSTON                       289.84            289.84
8382 12/10/99      A.D. WINSTON                       221.91            221.91
8383 12/10/99      AD. WINSTON                        219.10            219.10
8384 12/10/99      Afa Protective Sys                 914.71            914.71
8385 12/10/99      Air Sea Land Produ               1,828.13          1,828.13
8386 12/10/99      American Industria                 144.25            144.25
8388 12/10/99      Automatic Data Pro                 601.30            601.30
8399 12/10/99      ADT Security Syste                  10.61             10.61
8391 12/10/99      Bell Atlantic                    2,930.41          2,930.41
6392 12/10/99      Bell Atlantic                    1,030.27          1,030.27
8393 12/10/99      Bell Atlantic                    3,616.19          3,616.19
8394 12/10/99      Bell Atlantic                    1,227.30          1,227.30
8395 12/10/99      Bell Atlantic                      148.42            148.42
6396 12/10/99      Bunn Coffee Servic                 284.00            284.00
8397 12/10/99      Bums Int'l Securi                  472.40            472.40
8398 12/10/99      Columbus Hardware                   64.94             64.94
8399 12/10/99      Con Edison                      12,917.59         12,917.59
8400 12/10/99      Con Edison                       3,996.78          3,996.78
8401 12/10/99      Con Edison                       8,558.76          8,558.76
8402 12/10/99      Con Edison                       1,037.73          1,037.73

02/22/00
12:17:50 PM

Unitel Video. Inc.
Fleet Operating Account
December 1999

                                                      Total              Studio             Post            Corp        Payroll
8403 12/10/99      Dover Elevator Corn              2,266.82          2,286.82
8404 12/10/99      Educational Broadc              35,833.33         35,833.33
8405 12/10/99      EDWARD S GORDON A/              26,250.00         26,250.00
8406 12/10/99      EDWARD S GORDON A/               2,966.05          2,966.05
8407 12/10/99      L.R.E.D. Corporati               7,202.96          7,202.96
8408 12/10/99      Mcmaster-Carr                      569.36            569.36
8409 12/10/99      MARTY KAMMER                       223.46            223.46
8410 12/10/99      MCI Worldcom                     5,174.12          5,174.12
8411 12/10/99      NYC Water Board                  2,744.10          2,744.10
8412 12/10/99      Production Arts Li                 825.00            825.00
8413 12/10/99      Quinn & Feiner Ser                 247.50            247.50
8414 12/10/99      T.W. Smith Corp                     13.96             13.96
8415 12/10/99      SL Green Manangeme               6,109.17          6,109.17
8416 12/13/99      Liman Video Rental               1,115.00          1,115.00
8418 12/13/99      Petty Cash                         477.90            477.90
WIRE 12/14/99      KAYE SCHOLER                   138,861.00                                           138,861.00
WIRE 12/14/99      GETZLER                         93,353.21                                            93,353.21
8419 12/14/99      Petty Cash                         416.67            416.67
8420 12/14/99      Petty Cash                         416.67            416.67
8421 12/14/99      Petty Cash                         416.66            416.66
8426 12/14/99      Air Sea Land Produ               1,912.50          1,912.50
8427 12/14/99      AT&T                              2607.60          2,607.60
8428 12/14/99      Automatic Data Pro               1,064.90          1,064.90
8429 12/14/99      ADRIENNE SHELVO                     77.54             77.54
8430 12/14/99      ADT Security Syste              16,237.50         16,237.50
8431 12/14/99      Bunn Coffee Servic                 476.00            476.00
8432 12/14/99      Bums Int'l Securi               16,350.95         16,350.95
8433 12/14/99      City Expeditor Inc                  77.40             77.40
8434 12/14/99      Con Edison                      10,025.84         10,025.84
8435 12/14/99      ED LEVINE                          140.50            140.50
8436 12/14/99      Federal Express Co                  53.25             53.25
8437 12/14/99      GDS Video Corp.                 10,528.36         10,528.36
8438 12,14/99      Mcmaster-Carr                       64.91             64.91
8439 12/14/99      MARTY KAMMER                        47.59             47.59
8440 12/14/99      Scharff Weisburg.                  525.01            525.01
8441 12/14/99      Shield Locksmith.                  299.00            299.00
8442 12/14/99      Tasos Deli Restaur                 345.00            345.00
8443 12/14/99      The Rich and Famou                 756.20            756.20
8444 12/14/99      Ufi Dust Control 5                 187.98            187.98
8445 12/14/99      Waterfront Communi               2,400.00          2,400.00
8446 12/14/99      Xytech Systems Cor                 939.25            939.25
8448 12/14/99      Hilson Management               40,241.51                           40,241.51
8449 12/14/99      TIME EQUITIES INC               20,670.26                           20,670.26
8450 12/15/99      Airborne Express                   608.10                                               608.10
8451 12/15/99      American Stock Tra                 375.00                                               375.00
8452 12/15/99      AT&T                             2,392.60                                             2,392.60
8453 12/15/99      Federal Express Co                 992.97                                               992.97
8454 12/15/99      John Blake                       1,387.50                                             1,387.50
8455 12/15199      MCI Worldcom                     1,082.66                                             1,082.66
8456 12/15199      Reynolds, Donald                    80.00                                                80.00
8457 12/15/99      Skytel                              68.90                                                68.90
8458 12/15/99      Sotis Business Equ                 155.07                                               155.07
8459 12/15/99      SUCCESS EXPRESS IN                  13.00                                                13.00
8460 12/15/99      T.W. Smith Corp                     55.80                                                55.80
8461 12/15/99      Time Warner                         47.50                                                47.50
8462 12/15/99      Viking Office Prod                 585.70                                               585.70
8463 12/15/99      A.D. WINSTON                     1,910.07          1,910.07
8464 12/15/99      Con Edison                       2,538.92          2,538.92

02/22/00
12:17:51 PM

Unitel Video. Inc.
Fleet Operating Account
December 1999

                                                      Total              Studio             Post            Corp        Payroll
8465 12/15/99      Con Edison                       3,352.37          3,352.37
8466 12/15/99      CONVERGENT COMMUNI                 265.22            265.22
8467 12/15/99      Thompson Overhead                  590.50            590.50
8468 12/15/99      Bell Atlantic                     3162.44          3,162.44
8469 12/15/99      BOB WHITLEY                      1,025.00                            1,025.00
8471 12/15/99      Commercial Claims                  500.00                              500.00
8472 12/15/99      L.R.E D. Corporati                7230.02          7,230.02
8473 12/16/99      N.J. Division of M                  61.00             61.00
8474 12/16/99      American Stock Tra               1,125.00          1,125.00
8475 12/20/99      NYS Sales Tax                       46.61                                                46.01
8476 12/20/99      NYC Dept. of Finan               9,662.96          9,662.96
8477 12/20/99      John Blake                       1,200.00                                             1,200.00
8479 12/21/99      BRIAN MITTMAN                       97.16
8480 12/23/99      L R.E D. Corporati               7,454 10          7,454.10
8481 12/12/99      Air Sea Land Produ               1,800.00          1,800.00
8482 12/27/99      221 PRODUCTIONS. I                 800.00            800.00
8433 12/27/99      RABBIT PRODUCTIONS               1,217 50          1,217.50
8484 12/27/99      MARTY KAMMER                       160.00            160.00
8485 12/27/99      CONVERGENT COMMUNI                1077.09          1,077.09
8486 12/27/99      Bavaro Carting Car               1,594.51          1,594.51
8487 12/27/99      Tasos Deli Restaur                 112.50            112.50
8489 12/27/99      A.D. WINSTON                     3,139.25          3,139.25
8490 12/27/99      A.D. WINSTON                       627.50            627.50
8491 12/28/99      Federal Express Co                  10.12                                                10.12
8492 12/28/99      NEOPOST                            155.68                                               155.68
8493 12/28/99      UNITED STATES POST                 300.00                                               300.00
5494 12/28/99      Airline Stationery                  25.94                                                25.94
8495 12/28/99      Ramchan Sukhoo                     400.00                                               400.00
8496 12/29/99      A.I. Credit Corp.                6,725.94                                             6,725.94
8497 12/29/99      Airborne Express                   223.00                                               223.00
8498 12/29/99      AT&T                             1,318.77                                             1,318.77
8499 12/29/99      APPROVED MOVING &                  270.62                                               270.62
8500 12/29/99      Bell Atlantic                      840.09                                               840.09
8501 12/29/99      Merrill Corporatio                 334.93                                               334.93
8502 12/29/99      MCI Worldcom                       543.64                                               543.64
8503 12)29/99      Reynolds, Donald                    34.00                                                34.00
8504 12/29/99      SLOAN STAFFING SER                 231.00                                               231.00
8505 12/29/99      Viking Office Prod                 157.08                                               157.08
8506 12/29/99      A.D. WINSTON                       518.68            518.68
8507 12/29/99      Allstate Glass Car               1,450.33          1,450.33
8508 12/29/99      Automatic Data Pro                 344.72            344.72
5509 12/29/99      ADT Security Syste                  10.83             10.83
8510 12/29/99      Bankruptcy Service               1,379.42          1,379.42
8511 12/29/99      Bell Atlantic                      431.05            431.05
8512 12/29199      Columbus Hardware                  238.41            238.41
8513 12/29/99      DIE RITE EXTERMINA                 855.18            855.18
8514 12/29/99      ED LEVINE                           74.40             74.40
8515 12/29/99      GUTIERREZ GERMAN                    25.00             25.00
8516 12/29/99      L.R.E.D. Corporati               7,021.10          7,021.10
8517 12/29/99      Montebello Coal &                2,774.44          2,774.44
8518 12/29/99      MCI Worldcom                     2,625.74          2,625.74
8519 12/29/99      NYC Department Of                   55.00             55.00
8520 12/29/99      Philips Digital Vi                 303.93            303.93
8521 12/29/99      Quinn & Feiner Ser               2,129.48          2,129.48
8522 12/29/99      Solid State Logic                  449.98            449.98
8523 12/29/99      GREAT BEAR SPRING                   95.26                               95.26
8524 12/29/99      city of los angeles                160.00                                               160.00
                   kaye scholer                   107,442.60                                           107,442.60

02/22/00
12:17:51 PM

Unitel Video. Inc.
Fleet Operating Account
December 1999

                                                    Total              Studio             Post            Corp        Payroll
8525 12/29/99      AFCO                            11,849.50
8526 12/29/99      Standard Funding                10,113.30
Loan Repayment     Heller Term A                1,000,000.00                                         1,000,000.00

TOTAL DISBURSEMENT                              1,838,043.47        229,043.43         62,532.03     1,436,732.46       00.0